Money Market Select Fund
U.S. Government Money Market Select Fund
Supplement Dated October 15, 2009
To the Prospectus dated March 1, 2009
As Supplemented June 5, 2009

In the section titled “Purchase and Redemption of Shares,” subsections “Eligibility,” the first two sentences of the second paragraph are replaced with the following:
An initial investment of at least $1 million is required for the Money Market Select and the U.S. Government Money Market Select Funds.
In the section titled “Purchase and Redemption of Shares,” subsection “General Policies,” the dollar amount in the first paragraph is changed from $2 million to $250,000.
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INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
THE PROSPECTUS FOR FUTURE REFERENCE
00069475

Money Market Select Fund
U.S. Government Money Market Select Fund
Supplement Dated October 15, 2009
To the Statement of Additional Information
Dated March 1, 2009 As Supplemented on June 5, 2009

In the section titled “Trustees and Officers of the Trust,” Mr. Crumpler’s title in the first sentence under Principal Occupation(s) During Past 5 Years is changed to Vice President, Asset Management, American Beacon Advisors, Inc.
In the section titled “Other Service Providers,” Boston Financial Data Services’ address is changed to 330 W.9th Street, Kansas City, Missouri and Ernst & Young LLP’s address is changed to Suite 2000, 2323 Victory Avenue, Dallas, Texas.